Exhibit 4.01

LEAPFROG ENTERPRISES, INC.

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT	– –	as tenants in common as tenants by the entireties	UNIF GIFT MIN ACT–	(Cust)	Custodian	(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)
			UNIF TRF MIN ACT–		Custodian (until ages )
(Cust)
				(Minor)		under Uniform Transfers
to Minors Act
(State)
Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

shares
of common stock represented by the within Certificate and do hereby irrevocably constitute and appoint attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	,	X

X

Notice: The signature to this assignment much correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever.
Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.